EXHIBIT 10(a)

                          AGREEMENT AND THIRD AMENDMENT

                               TO CREDIT AGREEMENT

                               (October 19, 1998)

      THIS AGREEMENT AND THIRD AMENDMENT TO CREDIT AGREEMENT (this "AGREEMENT"), dated as of October 19, 1998, is made and entered into by and among SANTA FE ENERGY RESOURCES, INC. (the "COMPANY"), a Delaware corporation; the financial institutions listed on the signature pages hereto (collectively, the "BANKS"); and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("CHASE TEXAS"), acting in its capacity as agent for the Banks (in such capacity, the "AGENT"). The Company, the Banks and the Agent are herein sometimes called the "PARTIES".

RECITALS:

      1. The Company, the Agent then acting, and certain of the Parties entered into a Credit Agreement dated as of November 13, 1996, an Agreement and First Amendment to Credit Agreement dated as of December 19, 1996, and an Agreement and Second Amendment to Credit Agreement dated as of May 15, 1998. Such Credit Agreement, as so amended, is herein called the "CREDIT AGREEMENT".

      2. The Parties desire to adopt the Credit Agreement as their own agreement and to amend the Credit Agreement in certain respects to increase the maximum allowable Aggregate Commitment, to provide for additional financial institutions to become Banks, to change the Commitments of the Banks, to revise the definition of "Other Letters of Credit" to exclude up to $50,000,000 of letters of credit which support performance obligations, to permit additional Total Debt, and to make certain other changes thereto, all as more fully described below; and to ratify, confirm and continue the Credit Agreement as so adopted and amended.

AGREEMENTS:

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows:

      1. AMENDMENT AND ADOPTION OF THE CREDIT AGREEMENT. The Parties hereby adopt and continue the Credit Agreement as their own agreement. By executing this Agreement, each of the Parties agrees to be bound by the terms of the Credit Agreement as hereby adopted and amended. Each of the financial institutions executing this Agreement shall succeed to the rights of and be obligated to perform the obligations of a Bank under the Credit Documents and shall be considered a "Bank" for all purposes of the Credit Documents.

      2. AMENDMENT OF DEFINITIONS. SECTION 1.1 of the Credit Agreement is amended to amend the following definitions:
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            "COMMITMENT" shall mean, as to any Bank, the obligation, if any, of such Bank to extend credit to the Company in the form of Loans and Letter of Credit Liabilities in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite such Bank's name on the signature pages of the Third Amendment under the caption "Commitment" or in its Assignment Agreement (as the same may be reduced from time to time or terminated pursuant to SECTION 2.5, modified pursuant to SECTION 12.6 or increased pursuant to SECTION 6 of the Third Amendment).

            "OTHER LIABILITIES" shall mean, at any time, the sum of (a) the aggregate principal balance of the Total Debt of the Combined Group at such time PLUS (without duplication) (b) all liabilities, contingent and otherwise, in respect of Other Letters of Credit at such time; PROVIDED, HOWEVER, that Other Liabilities shall never include (x) the Obligations,
      (y) the Senior Subordinated Notes, or (z) an amount, not in excess of $50,000,000 in the aggregate, of Other Letters of Credit which: (i) support bond or surety obligations required by a Governmental Authority or a state-owned Person in connection with obligations of the Company and its Subsidiaries the majority of which are required to be fulfilled no earlier than three years from the date each respective Other Letter of Credit was issued, (ii) are approved in writing by the Agent in its sole discretion on or before the date each respective Other Letter of Credit is issued, and (iii) are identified as excluded Other Letters of Credit on a schedule from time to time provided to the Agent by the Company.

            "TOTAL DEBT" shall mean, as of any date and for any Person, without duplication, (a) all obligations for borrowed money; (b) all obligations evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (d) all Capitalized Lease Obligations; (e) all obligations in respect of production payments, proceeds production payments and similar financing arrangements; (f) all reimbursement obligations with respect to letters of credit issued for the account of such Person, including the Letter of Credit Liabilities; (g) all instruments and agreements relating to surety obligations to foreign Governmental Authorities or state-owned Persons pursuant to which such Person must pay (or reimburse another Person who pays) regardless of any available defense on the underlying contract (but excluding such instruments and agreements in connection with which such Person may avail itself of available defenses on the underlying contract before having to pay); (h) all obligations of the types described in CLAUSES (A) THROUGH (G) of this definition (collectively, "ORDINARY DEBT") of another Person secured by a Lien on any property of the Person as to which Total Debt is being determined, regardless of whether such Ordinary Debt is assumed by such Person, and (h) all Ordinary Debt of another Person guaranteed by such Person; PROVIDED, HOWEVER, that Total Debt of the Combined Group shall not include (x) any obligation of the Company owing to a wholly-owned Restricted Subsidiary which is subordinated to the Obligations upon the terms set forth on SCHEDULE V, or
      (y) any obligation of a Restricted Subsidiary owing to the Company or one or more other Restricted Subsidiaries."

      3. ADDITIONAL DEFINITION. There is hereby added to SECTION 1.1 of the Credit Agreement the following definition:

            "THIRD AMENDMENT" shall mean the Agreement and Third Amendment to Credit Agreement dated as of October 19, 1998."

      4. AMENDMENT OF SECTION 9.7(B). SECTION 9.7(B) of the Credit Agreement is hereby amended to provide in its entirety as follows:

            "(b) INDEBTEDNESS. Create, incur, suffer or permit to exist, or assume or enter into any Total Debt or any Guaranty, whether direct, indirect, absolute, contingent or otherwise, EXCEPT: (a) Total Debt under the Credit Documents; (b) Total Debt secured by Liens permitted by SECTION 9.7(A); (c) the Senior Subordinated Notes; (d) Total Debt in respect of Other Letters of Credit; (e) Total Debt of the type described in CLAUSE
      (G) of the definition of "Total Debt"; (f) Total Debt or Guaranties to and among the Company and the Restricted Subsidiaries or Guaranties of Total Debt of the Company and the Restricted Subsidiaries; (g) other Total Debt having a weighted average life to maturity of not less than seven years from the date of issuance thereof and subject to terms (including representations, warranties, covenants and defaults and events of default) no more restrictive (as determined by the Agent in its sole discretion) with respect to the issuer thereof than the terms of the Credit Documents; and (h) unsecured Total Debt or Guaranties constituting Total Debt in an aggregate amount at any time outstanding not to exceed $50,000,000; and
      (i) unsecured Guaranties, not constituting Total Debt, in an aggregate amount at any one time outstanding not to exceed $25,000,000.

            Notwithstanding anything to the contrary in this SECTION 9.7(B), no member of the Combined Group shall create, incur or assume any Total Debt or Guaranty if to do so would cause or enlarge a Borrowing Base Deficiency or violate any other provision of this Agreement."

      5. BORROWING BASE AND AVAILABLE BORROWING BASE. Until changed in accordance with the Credit Agreement, the Borrowing Base and the Available Borrowing Base shall each be $325,000,000.

      6. INCREASE OF COMMITMENTS. PROVIDED that no Default shall have occurred and be continuing, the Company shall have the right, without the consent of the Banks but subject to the approval of the Agent (which consent shall not be unreasonably withheld), to effectuate from time to time an increase in the Aggregate Commitment under the Credit Agreement by adding to the Credit Agreement one or more commercial banks or other financial institutions (who shall, upon completion of the requirements stated in this SECTION 6, constitute Banks hereunder), or by allowing one or more Banks to increase their Commitments hereunder, so that such added and increased Commitments shall equal the increase in Commitments effectuated pursuant to this SECTION 6; PROVIDED that (a) no increase in Commitments pursuant to this SECTION 6 shall result in the Aggregate Commitment exceeding $350,000,000, (b) no Bank's Commitment amount shall be increased without the consent of such Bank, and (c) on the effective date of any such increase in Aggregate Commitment, there are no outstanding Eurodollar Loans. The Company shall give the Agent three Business Days' notice of the Company's intention to increase the Aggregate Commitment pursuant to this
SECTION 6. Such notice shall specify each new commercial bank or other financial institution, if any, the changes in amounts of Commitments that will result, and such other information as is reasonably requested by the Agent. Each new commercial bank or other financial institution, and each Bank agreeing to increase its Commitment, shall execute and deliver to the Agent a document satisfactory to the Agent pursuant to which it becomes a party hereto or increases its Commitment, as the case may be, which document, in the case of a new commercial bank or other financial institution, shall (among other matters) specify the domestic lending office and Eurodollar lending office of such new commercial bank or other financial institution. In addition, the Company shall execute and deliver a Note in the principal amount of the Commitment of each new commercial bank or other financial institution, or, against delivery to it of such Bank's existing Note, a replacement Note in the principal amount of the increased Commitment of each Bank agreeing to increase its Commitment, as the case may be. Such Notes and other documents of the nature referred to in this
SECTION 6 shall be furnished to the Agent in form and substance as may be reasonably required by it. Upon the execution and delivery of such documents, such new commercial bank or financial institution shall constitute a "Bank" under the Credit Agreement with a Commitment as specified therein, or such Bank's Commitment shall increase as specified therein, as the case may be.

      7. CONDITIONS PRECEDENT. This Agreement shall become effective on the date (the "EFFECTIVE DATE") that each of the following conditions shall have been satisfied or waived in the discretion of the Agent:

            (a) CORPORATE ACTION AND STATUS. The Agent shall have received copies of the Organizational Documents of the Company certified by the Secretary of the Company, and resolutions of the Board of Directors of the Company, certified by the Secretary of the Company, for all corporate action taken by the Company authorizing the execution, delivery and performance of this Agreement and the Notes, together with such certificates as may be appropriate to demonstrate the existence, qualification and good standing of and payment of taxes by each member of the Combined Group in each jurisdiction listed for such member on SCHEDULE III to this Agreement.

            (b) INCUMBENCY. The Company shall have delivered to the Agent a certificate in respect of the name and signature of each officer who (i) is authorized to sign on its behalf this Agreement and the Notes and (ii) will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Credit Documents. The Agent and each Bank may conclusively rely on such certificates until they receive notice in writing from the Company to the contrary.

            (c) NOTES. The Agent shall have received the appropriate Note of the Company for each Bank, in the amount of each Bank's Commitment, duly completed and executed.

            (d) CREDIT DOCUMENTS; EXPENSES. The Company shall have duly executed and delivered this Agreement and the other Credit Documents provided for herein to which it is a party, and each such Credit Document shall be in Proper Form. Each such Credit Document shall be in substantially the form furnished to the Banks prior to their execution of this Agreement, together with such changes therein as the Agent may approve in its discretion. The Company shall have paid to the Agent all fees and expenses in the amounts previously agreed upon in writing among the Company and the Agent and all amounts due under SECTION 14.

            (e) OPINION OF COUNSEL TO THE COMPANY. The Agent shall have received the opinions of Andrews & Kurth L.L.P. and of David L. Hicks, counsel to the Company, substantially in the forms of SCHEDULES I and II to this Agreement, respectively.

            (f) COUNTERPARTS. The Agent shall have received counterparts of this Agreement duly executed and delivered by or on behalf of each of the parties thereto (or, in the case of any Bank as to which the Agent shall not have received such a counterpart, the Agent shall have received evidence satisfactory to it of the execution and delivery by such Bank of a counterpart hereof).

            (g) CONSENTS. The Agent shall have received evidence satisfactory to it in its discretion that all consents of each Governmental Authority and of each other Person, if any, required in connection with the execution, delivery and performance of this Agreement and the Notes have been received and remain in full force and effect.

            (h) OTHER DOCUMENTS. The Agent shall have received such other documents consistent with the terms of this Agreement and relating to the transactions contemplated hereby as the Agent may reasonably request.

            (i) NO DEFAULT. No Default shall have occurred and be continuing.

            (j) NO LEGAL BAR. Such effectiveness shall not violate any Legal Requirement applicable to the Agent or any Bank.

PROVIDED, HOWEVER, that this Agreement shall not become effective or be binding on any Party unless all of the foregoing conditions are satisfied not later than November 30, 1998. The Agent shall promptly notify the Company and the Banks of the Effective Date, and such notice shall be conclusive and binding on all Parties. All provisions and payments required by this SECTION 7 are subject to the provisions of SECTION 12.8 of the Credit Agreement.

      8. ACKNOWLEDGMENTS; APPOINTMENT AND AUTHORIZATION. Each of The First National Bank of Chicago and Comerica Bank - Texas (collectively, the "NEW BANKS") hereby (a) acknowledges receipt of copies of the Credit Agreement and the most recent financial statements of the Company, and (b) acknowledges and agrees that (1) it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements of the Company delivered to such New Bank by the Company and such other documents and information as such New Bank has deemed appropriate, made its own credit analysis and decision to become a Bank and (2) it is a Bank for all purposes of the Credit Agreement, with all of the liabilities and obligations of a Bank to the extent of its Commitment. Each New Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the Notes as are delegated to the Agent by the terms of the Credit Agreement or the Notes, together with all such powers as are reasonably incidental thereto.

      9. COLLATERAL. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in the Credit Agreement.

      10. WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

      11. REPRESENTATIONS TRUE; NO DEFAULT. The Company represents and warrants to the Agent and each Bank that (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date (except to the extent such representations and warranties are expressly stated to be made solely as of an earlier date) and
(b) no event has occurred and is continuing which constitutes a Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such a Default.

      12. RATIFICATION. Except as expressly amended hereby, the Credit Agreement, as hereby adopted and amended, is in all respects ratified, confirmed and continued as the agreement of the Parties and is, and shall continue to be, in full force and effect and binding upon the Parties. The Company hereby agrees and acknowledges that all of its liabilities and obligations under the Credit Agreement, as hereby adopted and amended, remain in full force and effect and binding upon it as of the date of this Agreement.

      13. DEFINITIONS AND REFERENCES. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the meanings therein ascribed to them. The term "Agreement" as used in the Credit Agreement and the term "Credit Agreement" as used in this Agreement or in any other instrument, document or writing furnished to the Agent or any Bank by or on behalf of the Company shall mean the Credit Agreement as hereby amended.

      14. EXPENSES; ADDITIONAL INFORMATION. The Company shall pay to the Agent on demand (i) all out-of-pocket expenses (including fees and disbursements of special counsel to the Agent and expenses of syndication) in connection with the preparation and administration of this Agreement, any waiver or consent hereunder and any amendment hereof, and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

      15. SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and this Agreement shall be valid and enforced to the fullest extent permitted by applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions thereof or affecting the validity or enforceability of such provision in any other jurisdiction and, to this end, the provisions of this Agreement are severable.

      16. MISCELLANEOUS. This Agreement (a) shall be binding upon and inure to the benefit of the Company, the Agent and the Banks and their respective successors and assigns (however, the Company may not assign its rights hereunder without the express prior written consent of all Banks); (b) may be modified or amended only in the manner prescribed for amendments to the Credit Agreement in
SECTION 12.5 of the Credit Agreement; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (TO THE EXTENT PERMITTED BY LAW, OTHER THAN ITS CONFLICT OF LAW RULES) AND OF THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the Parties on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (e) together with the Credit Agreement and the Notes, embodies the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Agreement.

      17. THIS AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE NOTES, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers effective as of the date provided herein.

                                       SANTA FE ENERGY RESOURCES, INC.

                                       By:_____________________________________
                                           Janet F. Clark
                                           Senior Vice President-Finance
                                           Chief Financial Officer and Treasurer

COMMITMENT:                            CHASE BANK OF TEXAS, NATIONAL
$50,000,000.00                         ASSOCIATION, individually and as

                                       Administrative Agent

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       Address for Notices:

Domestic and Eurodollar
Lending Offices:                       Chase Bank of Texas, National Association
                                       600 Travis, 20th Floor
                                       Houston, Texas 77002-8086
Chase Bank of Texas, National          Telephone:  (713) 216-5733
 Association                           Telecopy:  (713) 216-4117
600 Travis Street, 20th Floor          Attention: Debra Harris
Houston, Texas 77002-8086
Attention: June Brand
Telephone: (713) 216-5733
Telecopy: (713) 216-4117

COMMITMENT:                            ABN AMRO BANK N.V.,

$40,000,000.00                           Individually and as a Co-Agent

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       ADDRESS FOR ALL REQUIRED FINANCIAL
                                       INFORMATION:

                                       ABN AMRO Bank N.V.
                                       135 South LaSalle Street, Suite 2805
                                       Chicago, Illinois 60603
                                       Attention: Credit Administration
                                       Telephone:(312) 904-8835
                                       Fax:      (312) 904-8840

                                       WITH A COPY TO:
                                       ABN AMRO Bank N.V.
                                       Three Riverway, Suite 1700
                                       Houston, Texas 77056
                                       Attention: W. Bryan Chapman
                                       Telephone:(713) 964-3361
                                       Fax:      (713) 621-5801

                                       LOAN ADMINISTRATION CONTACTS
                                       ABN AMRO Bank N.V.
                                       135 South LaSalle Street, Suite 625
                                       Chicago, Illinois 60603
                                       Attention: Loan Administration
                                       Telephone:(312) 904-8865
                                       Fax:      (312) 904-6893

                                       LETTER OF CREDIT CONTACTS

                                       ABN AMRO Bank N.V.
                                       200 West Monroe Street, Suite 1100
                                       Chicago, Illinois 60606-5002
                                       Attention: Trade Services Department
                                       Telephone:(888) 226-5113
                                       Fax:      (888) 226-5119

COMMITMENT:                            BANK OF AMERICA NATIONAL TRUST AND

$40,000,000.00                         SAVINGS ASSOCIATION, Individually
                                         and as a Co-Agent

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       Address for Notices & Domestic and
                                       Eurodollar

                                       Lending Office:

                                       Name:Claudette Strickland
                                       Title:    Account Administrator
                                       Address:  Bank of America
                                                 1850 Gateway Blvd., 4th Floor
                                                 Concord, California 94520

                                       Telephone:(510) 675-7483
                                       Facsimile:(510) 603-8208

                                       cc:       Phyllis Tennard
                                                 Bank of America
                                                 333 Clay Street
                                                 Houston, Texas  77002

                                       Telephone:(713) 651-4819
                                                 (713) 651-4888

COMMITMENT:                            THE FIRST NATIONAL BANK OF CHICAGO,

$40,000,000.00                         Individually and as a Co-Agent

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                      Credit Contacts:

Domestic and Eurodollar               The First National Bank of Chicago
Lending Offices:                      1100 Louisiana, Suite 3200
                                      Houston, Texas 77002
The First National Bank of Chicago    Attention: Mr. Leo Loughead
One First National Plaza              Phone No.:(713) 654-7347
0634, 1FNP, 10                        Fax No.:  (713) 654-7370
Chicago, Illinois 60670

                                      Administrative  Contacts -  Borrowings,
                                      Payments, Interest, Etc.:

Tax Withholding Information:
Tax ID No.: 36-0899825                The First National Bank of Chicago
                                      One First National Plaza
                                      0634, 1FNP, 10
                                      Chicago, Illinois 60670
                                      Attention: Ms. Hein Le
                                      Phone No.:(312) 732-8573
                                      Fax No.:  (312) 732-4840

                                      Remittance Instructions:

                                      The First National Bank of Chicago
                                      ABA Transmit No.: 07100013
                                      Name of Account: DES Incoming Clearing A/C

                                      Account No.: 75217653
                                                  Attn.: Hein Le
                                                  Re: Santa Fe Energy Resources

COMMITMENT:                            NATIONSBANK, N.A. (successor by merger to
$40,000,000.00                         NationsBank of Texas, N.A.), Individually
                                       and as a Co-Agent

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       Address for Notices:

Domestic and Eurodollar                700 Louisiana, 8th Floor
Lending Offices:                       Houston, Texas 77002
                                       Attention:  Mr. James Allred
NationsBank, N.A.                      Telephone:  713/247-6327
ABA #111000025                         Telecopy:  713/247-6568
For Credit to:  Acct. #0180019828
Attention:  Loan Funds Transfer
Reference:  Santa Fe Energy Resources, Inc.

COMMITMENT:                            WELLS FARGO BANK (TEXAS), N.A.,
$40,000,000.00                            Individually and as a Co-Agent

                                       By:______________________________
                                            Ann M. Rhoads
                                            Vice President

                                       Address for Business Matters:

Domestic and Eurodollar                1000 Louisiana, 3rd Floor
Lending Offices:                       Houston, Texas 77002
                                       Attention:  Ann Rhoads
201 Third Street, 8th Floor            Telephone:  (713) 319-1367
San Francisco, California 94103        Telecopy:  (713) 739-1087
Attention: Oscar Enriquez
Telephone:  (415) 477-5425             Address for Administrative Matters:
Telecopy:  (415) 979-0675

                                       1000 Louisiana, 3rd Floor
                                       Houston, Texas 77002
                                       Attention:  Maria Valdivia
                                       Telephone:  (713) 319-1378
                                       Telecopy:  (713) 739-1087

COMMITMENT:                            BANK OF MONTREAL
$32,500,000.00

                                       By:__________________________________
                                       Name:________________________________
                                       Title:_______________________________

                                       Address for Notices:

Domestic and Eurodollar                700 Louisiana, Suite 4400
Lending Offices:                       Houston, Texas 77002
                                       Attention:  Ms. Melissa Bauman
Harris Bank                            Telephone:  713/223-4400
ABA #071000288                         Telecopy:  713/223-4007
For Credit To:  Bank of Montreal,
  Chicago Branch
Attention:  E. Rios
Reference:  Santa Fe Energy Resources, Inc.

COMMITMENT:                            PNC BANK, NATIONAL ASSOCIATION
$32,500,000.00

                                       By:____________________________________
                                            John R. Way
                                            Assistant Vice President

                                       Address for Business Matters:

Domestic and Eurodollar                249 Fifth Avenue, Third Floor
Lending Offices:                       Pittsburgh, PA 15222-2707
                                       Attention:  John R. Way
620 Liberty Avenue                     Telephone:  (412) 762-5290
Two PNC Plaza, Third Floor             Telecopy:  (412) 762-2571
Pittsburgh, PA 15222
Attention:  Tina Lanuka                Address for Administrative Matters:
Telephone:  (412) 768-5876
Telecopy:  (412) 768-4586              620 Liberty Avenue
                                       Two PNC Plaza, Third Floor
                                       Pittsburgh, PA 15222
                                       Attention:  Tina Lanuka
                                       Telephone:  (412) 768-5876
                                       Telecopy:  (412) 768-4586

 COMMITMENT:                           COMERICA BANK - TEXAS
$20,000,000.00

                                       By:_________________________________
                                          James Kimble, Vice President

                                       Address for Business Matters:

Domestic and Eurodollar                COMERICA BANK - TEXAS
Lending Offices:                       910 Louisiana, Suite 410
                                       Houston, Texas 77002
COMERICA BANK - TEXAS                  Attention: James Kimble
P. O. Box 75000                        Telephone:  (713) 220-5614
Detroit, Michigan 48275-7576           Telecopy: (713) 220-5650
Attention: Nancy Lee
Telephone: (734) 632-3063              Address for Administrative Matters:
Telecopy: (734) 632-7050
                                       COMERICA BANK - TEXAS
                                       P. O. Box 75000
                                       Detroit, Michigan 48275-7576
                                       Attention: Nancy Lee
                                       Telephone: (734) 632-3063
                                       Telecopy: (734) 632-7050